Exhibit 99.b

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Touch America Intangible Holding Company, LLC	Case No.	03-11919 (KJC)
	Reporting Period:	May 1, 2004 - May 31, 2004

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerrold P Pederson	07/06/04
Signature of Authorized Individual*	Date

Jerrold P Pederson	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR

(9/99)

In re: Touch America Intangible Holdings, LLC	Case No. 03-11919 (KJC)
Debtor	Reporting Period: May 1, 2004 - May 31, 2004

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.   The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) ..  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	0.00				0.00

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)

OWNER DRAW *
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	0.00				0.00		0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0.00

FORM MOR-1

(9/99)

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
	#	#	#	#
BALANCE PER BOOKS

BANK BALANCE	0.00
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	0.00
(-) OUTSTANDING CHECKS (ATTACH LIST)	0.00
OTHER (ATTACH EXPLANATION)	0.00
ADJUSTED BANK BALANCE *	0.00

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

FORM MOR-1 (CON’T)

(9/99)

In re: Touch America Intangible Holding Company, LLC	Case No.	03-11919 (KJC)
	Reporting Period.	May 1, 2004 - May 31, 2004

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	0.00	0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold	0.00	0.00
Gross Profit	0.00	0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization	0.00	332,915.26
Net Profit (Loss) Before Other Income & Expenses	0.00	(332,915.26)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)		(12,848,305.62)
Net Profit (Loss) Before Reorganization Items	0.00	(13,181,220.88)
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees	0.00	1,000.00
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	0.00	1,000.00
Income Taxes		1,074,683.00
Net Profit (Loss)	0.00	(14,256,903.88)

*“Insider” is defined in 11 U.S.C. Section 101(31).

(A) The proceeds from the sale of assets and customers to 360Networks were retained within Touch America Inc. and not allocated to any subsidiaries.

FORM MOR-2

(9/99)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CON’T)

(9/99)

In re: Touch America Intangible Holding Company, LLC.	Case No. 03-11919 (KJC)
Debtor	Reporting Period: May 31, 2004

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	0.00	0.00
Restricted Cash and Cash Equivalents (see continuation sheet)	0.00	0.00
Accounts Receivable (Net)	0.00	0.00
Accounts Receivable - Intercompany	7,006,388.96	7,006,388.96
Notes Receivable	0.00	0.00
Inventories	0.00	0.00
Prepaid Expenses	0.00	0.00
Professional Retainers	0.00	0.00
Other Current Assets (attach schedule)	0.00	0.00
TOTAL CURRENT ASSETS	7,006,388.96	7,006,388.96
PROPERTY AND EQUIPMENT
Real Property and Improvements	0.00	7,598.38
Communications Equipment	0.00	488,020.31
Furniture, Fixtures and Office Equipment	0.00	0.00
Leasehold Improvements	0.00	0.00
Vehicles	0.00	0.00
Fiber Optic Network	0.00	14,030,040.20
Construction Work in Progress	458,170.32	458,170.32
Less Accumulated Depreciation	0.00	1,344,438.01
TOTAL PROPERTY & EQUIPMENT	458,170.32	13,639,391.20
OTHER ASSETS
Loans to Insiders*	0.00	0.00
Other Assets (attach schedule)	0.00	0.00
TOTAL OTHER ASSETS	0.00	0.00

TOTAL ASSETS	7,464,559.28	20,645,780.16

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	0.00	0.00
Accounts Payable - Intercompany	1,000.00	0.00
Taxes Payable (refer to FORM MOR-4)	0.00	0.00
Wages Payable	0.00	0.00
Notes Payable	0.00	0.00
Rent / Leases - Building/Equipment	0.00	0.00
Secured Debt / Adequate Protection Payments	0.00	0.00
Professional Fees	0.00	0.00
Amounts Due to Insiders*	0.00	0.00
Other Postpetition Liabilities (attach schedule)	0.00	0.00
TOTAL POSTPETITION LIABILITIES	1,000.00	0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	0.00	0.00
Priority Debt	629.29	629.29
Unsecured Debt-Intercompany	66,874,094.29	66,874,094.29
Income Taxes Payable (A)	(979,594.29)	(2,054,277.29)
TOTAL PRE-PETITION LIABILITIES	65,895,129.29	64,820,446.29

TOTAL LIABILITIES	65,896,129.29	64,820,446.29
OWNER EQUITY
Capital Stock	0.00	0.00
Additional Paid-In Capital	0.00	0.00
Partners’ Capital Account	0.00	0.00
Owner’s Equity Account	0.00	0.00
Retained Earnings - Pre-Petition	(44,174,666.13)	(44,174,666.13)
Retained Earnings - Postpetition	(14,256,903.88)	0.00
Adjustments to Owner Equity (attach schedule)	0.00	0.00
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0.00	0.00
NET OWNER EQUITY	(58,431,570.01)	(44,174,666.13)

TOTAL LIABILITIES AND OWNERS’ EQUITY	7,464,559.28	20,645,780.16

*“Insider” is defined in 11 U.S.C. Section 101(31).	0.00	0.00

(A) Touch America Intangible Holding Company, LLC. is included in the consolidated federal income tax return of Touch America Holdings, Inc.  However the income tax expense is provided as if Touch America Intangible Holding Company, LLC. filed a stand-alone income tax return.  1997 through 2001 Income tax returns are currently under audit by the IRS and the recorded liability may be subject to change.

FORM MOR-3

(9/99)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

FORM MOR-3 (CON’T)

(9/99)

In re: Touch America Intangible Holding Company, LLC	Case No.	03-11919 (KJC)
	Reporting Period:	May 1, 2004 - May 31, 2004

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes	0.00	0.00	0.00	0.00	0.00	0.00
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local	0.00	0.00	0.00	0.00	0.00	0.00
Total Taxes	0.00	0.00	0.00	0.00	0.00	0.00

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable - U S Trustee Fee						0.00
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: Intercompany accounts payable						0.00
Other:
Total Postpetition Debts	0.00	0.00	0.00	0.00	0.00	0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-4

(9/99)

In re: Touch America Intangible Holding Company, LLC	Case No.	03-11919 (KJC)
	Reporting Period:	May 1, 2004 - May 31, 2004

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	0.00
+ Amounts billed during the period	0.00
- Amounts collected during the period	0.00
Total Accounts Receivable at the end of the reporting period	0.00

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable	0.00
Amount considered uncollectible (Bad Debt)	0.00
Accounts Receivable (Net)	0.00

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

FORM MOR-5

(9/99)